Exhibit 10(A)(II)


         Amendment No. 2 dated as of April 1, 2000 to Employment Agreement dated as of January 1, 1998 (the "Agreement") by and between Colonial Commercial Corp., a New York corporation (the "Company") and Bernard Korn, residing at 3466 Woodward Street, Oceanside, New York 11572 (the "Employee").

         For good and valuable consideration, the Agreement is hereby amended as follows:

         1.  Section 4.01(b)(ii) of the Agreement is amended to read as follows:

              The Employee's compensation, as determined in accordance with
              Section 2.01, shall be paid for a period of one (1) year, irrespective of whether such one-year period exceeds the expiration date of the Term), to the Employee's estate.

         Except as amended hereby, the Agreement is in full respects ratified and confirmed.

         IN WITNESS WHEREOF, the parties have signed this Amendment as of the date set forth above.

                                            COLONIAL COMMERCIAL CORP.

                                            By s/s James W. Stewart
                                               ---------------------
                                            Executive Vice President

                                            Employee:

                                            /s/ Bernard Korn
                                            ----------------
                                            Bernard Korn